UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-07055

T. Rowe Price Dividend Growth Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: June 30, 2014

Item 1. Report to Shareholders

Dividend Growth Fund	June 30, 2014

The views and opinions in this report were current as of June 30, 2014. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

U.S. stocks recorded solid gains in the first half of 2014 against an evolving economic and policy landscape. Downside concerns included violence in Crimea and Ukraine, slowing growth in China, sectarian strife in Iraq, and a sharp first-quarter U.S. economic contraction. Investor sentiment overcame these concerns amid signs of economic recovery over the remainder of the year, while improved corporate merger and acquisition (M&A) activity was also supportive. Federal Reserve monetary policy remained broadly accommodative despite continued tapering of its asset purchase program. Your fund produced good gains in this environment, while dividends enjoyed another excellent period.

As shown in the Performance Comparison table, the Dividend Growth Fund gained 5.48% for the six months ended June 30, 2014. (Returns for the fund’s Advisor Class differed slightly due to its different fee structure.) The fund trailed the benchmark S&P 500 Index and its Lipper peer group index for the period. Utilities and energy stocks generated the fund’s largest absolute returns, while health care and a small position in telecommunication services were also very strong. Financials, industrials and business services, and consumer discretionary trailed the broader market with more modest gains. Security selection and sector weights detracted modestly from performance relative to the S&P 500 Index.

Your fund’s Board of Directors declared a second-quarter dividend of $0.12 per share ($0.08 per share for the fund’s Advisor Class) on June 25, 2014. Year-to-date dividend distributions for 2014 total $0.22 per share ($0.17 per share for the fund’s Advisor Class). The second-quarter dividend was paid on June 27, 2014. Shareholders should have received a check or statement reflecting the most recent distribution.

ECONOMIC AND MARKET ENVIRONMENT

U.S. stocks recorded solid gains over the last six months as investors appeared to look past a number of economic and geopolitical uncertainties. Downside concerns included an unexpectedly sharp economic contraction in the first quarter, less accommodative monetary policy from the Federal Reserve, and early-year weakness among emerging markets assets and currencies due to expectations of reduced global liquidity. Geopolitical tensions arising from Russia’s annexation of the Crimean Peninsula and sectarian violence in Iraq late in the period also weighed on markets. However, investors focused on the potential for renewed economic growth for the remainder of the year, supported by falling long-term U.S. interest rates, positive corporate earnings growth, and stimulative monetary policy in other developed markets, including Europe and Japan. In fact, the U.S. economy is relatively strong compared with other major economies, and we expect growth to return closer to about a 3% annualized rate for the remainder of the year. Monetary policy remains broadly accommodative despite Fed tapering, as we do not expect the Fed to start raising short-term interest rates until mid-2015.

Against this backdrop, mid- and large-cap stocks outpaced small-cap shares by a wide margin for the six-month period. According to various Russell indexes, value stocks outperformed growth stocks across all market capitalizations, particularly among mid-cap shares. Dividends registered another strong period of growth, and M&A activity increased dramatically, with fund holdings such as Time Warner Cable and Covidien in various stages of being acquired. Buyers are paying up for the assets they want and many of the recent deals have been very large, driven by lack of organic growth and an extremely favorable financing environment. Time will tell whether these are good deals, but history would suggest not. (Please refer to the fund’s portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

According to S&P Dow Jones Indices, net dividends increased $17.8 billion during the first quarter and $12.6 billion in the second quarter. The average yield for dividend-paying stocks was 2.44%, unchanged from six months ago. With payout rates in the mid-30% range still well below the 52% historical average, dividends appear poised to grow as corporations continue to report good cash flow and large cash reserves. In addition, investors should find stock dividend yields—the average yield for paying issues was 2.44% at the period’s end—very appealing, particularly in comparison with the low or negative real (inflation-adjusted) yields available on many fixed income investments. In fact, nearly 30% of companies in the S&P 500 Index offer yields that exceed those available on 10-Year Treasuries—and some would say that a high-quality blue chip stock is arguably a better credit risk.

PORTFOLIO PERFORMANCE AND POSITIONING

Stocks in the utilities sector generated outstanding gains for the fund over the six-month reporting period. Entergy and Sempra Energy, our only two utilities stocks, rose by double digits. We have a small position in the sector because we believe stocks are more than fairly valued. Nevertheless, the sector rallied sharply as the yield on 10-year Treasuries fell from 3.0% to 2.5% in the first half of the year, driving many investors to search for higher yields. Expectations of decent demand resulting from a resumption of modest economic growth over the remainder of the year were also beneficial. Overall, sector valuations appear somewhat rich, and we have no plans to alter our current positions.

Our energy holdings also generated strong gains due to heightened geopolitical tensions in the Middle East and Eastern Europe. The sector also benefited from increasing investor confidence in the staying power of the global economic recovery and signs of a pickup in inflation (energy prices tend to move in line with inflation). Amid this favorable environment, global oil services company Schlumberger was among the fund’s top performers. The company also issued an optimistic three- to five-year outlook that was greeted warmly by investors. U.S. exploration and production company EQT rose on optimism about the prospects for North American shale oil production, which also helped oil and gas pipeline operator Spectra Energy. We eliminated Williams Companies, another pipeline operator, after a good run due to questions about its ability to continue meeting high dividend expectations. In terms of sector positioning, we remain underweight as we expect increasing supply from North America to drive energy prices down over the long term.

Our health care stocks generated good gains as this traditionally defensive sector benefited from a demand for safety and yield. Medical device maker Covidien was among the fund’s top contributors after announcing its acquisition by Medtronic. Service companies McKesson and UnitedHealth Group were also strong performers, as were large pharmaceutical firms Merck and Johnson & Johnson. Pfizer weighed on performance after the company made a controversial bid to acquire UK-based pharmaceutical firm AstraZeneca, a bid that ultimately failed. In our view, this move was inconsistent with the company’s recent history of shareholder-friendly action. We expect the shares to recover from current depressed levels and will reevaluate our position size at that point. Overall, our health care holdings have performed well over the past year, and while no longer “cheap,” the group still has some valuation advantages over other defensive market sectors.

Results for our financials stocks were modestly positive, but they underperformed the broader market, hurt by a dip in interest rates. Regional and super-regional banks, which are a bit less sensitive to the direction of interest rates than other financial companies, were among the better performers in the sector, led by Wells Fargo, PNC Financial Services Group, and U.S. Bancorp. The low-rate environment hurt capital markets firm State Street, but we believe the company can perform well even in the current environment through expense discipline and favorable capital management. The prospect of higher rates in the future represents further upside in the stock. Asset manager Waddell & Reed Financial fell after the departure of a couple of higher-profile portfolio managers. However, the company enjoys strong organic growth, has significant leverage to the rising equity markets, and has opportunities to expand its margins. We eliminated a position in Barclays due to a host of regulatory concerns and operational issues. We also sold our position in insurance broker Willis Group, swapping it out for a better opportunity in Aon, which has seen good revenue growth in its consulting segment driven by a steady increase in health care exchange enrollments. Financials remains our largest sector allocation. Although this economically sensitive sector has rebounded from the lows of the financial crisis, valuations in certain areas are still reasonable on a normalized earnings basis. We also believe there is significant leverage in this sector due to an improving U.S. economy and continued firming in the housing market. Rising rates would also provide a material boost, if and when they occur.

Industrials and business services stocks recorded moderate gains but lagged the benchmark S&P 500 Index. Diversified services and equipment manufacturer Tyco International was a solid contributor. The company rationalized its operations by selling off a few of its underperforming businesses at good prices and could benefit from any future pickup in nonresidential construction. Pump, valve, and seal maker Flowserve weighed modestly on results, giving back some of the good gains it has seen over the recent past, as did global engineering and construction company Fluor. Expeditors International of Washington was hurt by lackluster growth in air and ocean shipping and weighed on performance. We eliminated our position during the period. We trimmed North American industrial distributor Fastenal on strength in favor of W.W. Grainger, which enjoys similar growth prospects and is selling at a more attractive valuation. To the extent we see continued global growth, the industrials and business services sector should perform well. We tend to favor high gross margin businesses with healthy balance sheets and growth prospects that should thrive through a full market and economic cycle.

The consumer discretionary sector, and retail in particular, came under pressure in the first half of the year. Kohl’s, Family Dollar Stores, L Brands, and Ross Stores all weighed on performance. We eliminated our position in Target due to concerns that the company has lost its way in its efforts to compete with Walmart on lower margin products such as groceries. A recent acquisition in Canada has also proved to be disappointing. Retail is struggling for a few reasons. First, wages are stagnant and consumers are allocating their money based upon need—including everything from electronics to automobiles to health care. The result, especially in an environment of low wage growth, is less money available to spend on traditional retail items. Second, Amazon is an extremely disruptive force in the retail/consumer sector. Its business model thrives on volume and efficiency, causing carnage in the competitive landscape. Any company with a business that is vulnerable to Amazon is forced to become more productive, reduce pricing, or both. Our larger retail holdings tend to offer a product that is not vulnerable to the inroads from Amazon. Home Depot is a good example because the company sells items that are not easily shipped. There were some bright spots in the discretionary sector, however. Time Warner and Walt Disney were strong performers as media companies benefited from reasonable valuations and durable business models with less cyclicality than some other industries. We established a position in Wynn Resorts due to its attractive exposure to the gaming market in Macau, and we added to MGM Resorts International, as we are starting to see signs of life in the formerly moribund Las Vegas gaming business.

OUTLOOK

We expect modest U.S. economic growth over the remainder of 2014, supported by diminished fiscal headwinds, improved labor and housing markets, and healthier consumer finances. In addition, the Fed’s monetary policies remain broadly accommodative despite the end of quantitative easing expected later this year. While core inflation remains below the Fed’s 2% target, wage inflation has begun to trend higher as the labor market has improved. U.S. corporate earnings growth was in the low-single digits in the first quarter of 2014, but we expect improvement in the back half of the year as the economy grows. Healthy balance sheets and cash flows offer corporations the flexibility to increase hiring and capital expenditures, pursue M&A activity, and return capital to shareholders through stock repurchases and dividends.

Given the disparity between recent performance gains and the relatively modest pace of earnings growth, companies will need to deliver solid earnings and revenue growth to justify further gains. We would not be surprised to see a temporary market pullback and are mindful of potential risks in the coming year, including midterm elections in November, the execution of tapering by the Fed, and heightened geopolitical uncertainty in many areas of the world. In the event a market correction does occur, we will use it as a buying opportunity to add to our highest-conviction ideas and initiate new investments at attractive valuations.

With equity valuations appearing full and even stretched in some areas of the market, compelling investment opportunities are becoming harder to find. As a result, bottom-up research into fundamental factors like earnings growth and cash flow—factors that are at the heart of our investment approach—and careful stock selection will be essential. We remain committed to employing rigorous analysis to identify high-quality growth companies with strong earnings and cash flows that offer a combination of capital appreciation and income for our clients.

Respectfully submitted,

Thomas J. Huber
President of the fund and chairman of its Investment Advisory Committee

July 23, 2014

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF STOCK INVESTING

As with all stock and bond mutual funds, a fund’s share price can fall because of weakness in the stock or bond markets, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager’s assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance even in rising markets. Funds investing in stocks with a dividend orientation may have somewhat lower potential for price appreciation than those concentrating on rapidly growing firms. Also, a company may reduce or eliminate its dividend.

GLOSSARY

Dividend yield: The annual dividend of a stock divided by the stock’s price.

Free cash flow: The excess cash a company generates from its operations that can be taken out of the business for the benefit of shareholders, such as dividends, share repurchases, investments, and acquisitions.

Lipper indexes: Fund benchmarks that consist of a small number (10 to 30) of the largest mutual funds in a particular category as tracked by Lipper Inc.

Price-to-earnings (P/E) ratio: A valuation measure calculated by dividing the price of a stock by its reported earnings per share. The ratio is a measure of how much investors are willing to pay for the company’s earnings.

Real estate investment trusts (REITs): Publicly traded companies that own, develop, and operate apartment complexes, hotels, office buildings, and other commercial properties.

S&P 500 Index: An unmanaged index that tracks the stocks of 500 primarily large-capitalization U.S. companies.

Portfolio Highlights

TWENTY-FIVE LARGEST HOLDINGS

	Percent of Net Assets 6/30/14
Pfizer	1.9%
PepsiCo	1.9
Wells Fargo	1.8
Danaher	1.8
Visa	1.8
McKesson	1.8
United Technologies	1.8
UnitedHealth Group	1.6
U.S. Bancorp	1.6
Thermo Fisher Scientific	1.5
J.P. Morgan Chase	1.5
Merck	1.5
Crown Castle International	1.5
Texas Instruments	1.4
Roper Industries	1.4
State Street	1.4
Tyco International	1.3
American Express	1.3
Automatic Data Processing	1.3
Time Warner	1.3
Schlumberger	1.3
Accenture	1.3
ExxonMobil	1.2
Aon	1.2
Apple	1.2
Total	37.6%

Note: The information shown does not reflect any exchange-traded funds (ETFs), cash reserves, or collateral for securities lending that may be held in the portfolio.

Performance and Expenses

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has two share classes: The original share class (Investor Class) charges no distribution and service (12b-1) fee, and the Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Preferred Services, Personal Services, or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $100,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

Investor Class

	6 Months Ended 6/30/14	Year Ended 12/31/13	12/31/12	12/31/11	12/31/10	12/31/09
NET ASSET VALUE						
Beginning of period	$ 33.65	$ 26.34	$ 23.34	$ 22.88	$ 20.48	$ 16.51
Investment activities						
Net investment income[(1)]	0.22	0.42	0.45	0.35	0.31	0.30
Net realized and unrealized gain / loss	1.62	7.52	3.00	0.45	2.38	3.97
Total from investment activities	1.84	7.94	3.45	0.80	2.69	4.27
Distributions						
Net investment income	(0.22)	(0.41)	(0.45)	(0.34)	(0.29)	(0.30)
Net realized gain	–	(0.22)	–	–	–	–
Total distributions	(0.22)	(0.63)	(0.45)	(0.34)	(0.29)	(0.30)
NET ASSET VALUE						
End of period	**$ 35.27**	**$ 33.65**	**$ 26.34**	**$ 23.34**	**$ 22.88**	**$ 20.48**

Ratios/Supplemental Data

	6 Months Ended 6/30/14	Year Ended 12/31/13	12/31/12	12/31/11	12/31/10	12/31/09
Total return[(2)]	**5.48%**	**30.35%**	**14.85%**	**3.53%**	**13.26%**	**26.15%**
Ratio of total expenses to average net assets	0.65%[(3)]	0.66%	0.67%	0.68%	0.68%	0.72%
Ratio of net investment income to average net assets	1.29%[(3)]	1.37%	1.77%	1.53%	1.47%	1.72%
Portfolio turnover rate	9.5%	12.7%	11.7%	10.4%	15.9%	14.3%
Net assets, end of period (in millions)	$ 4,068	$ 3,823	$ 2,584	$ 2,047	$ 1,659	$ 1,004

(1) Per share amounts calculated using average shares outstanding method.

(2) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions. Total return is not annualized for periods less than one year.

(3) Annualized

The accompanying notes are an integral part of these financial statements.

Unaudited

Financial Highlights

For a share outstanding throughout each period

Advisor Class

	6 Months Ended 6/30/14	Year Ended 12/31/13	12/31/12	12/31/11	12/31/10	12/31/09
NET ASSET VALUE						
Beginning of period	$ 33.61	$ 26.32	$ 23.33	$ 22.87	$ 20.49	$ 16.51
Investment activities						
Net investment income[1]	0.17	0.33	0.40	0.30	0.25	0.24
Net realized and unrealized gain / loss	1.63	7.51	2.98	0.44	2.38	3.99
Total from investment activities	1.80	7.84	3.38	0.74	2.63	4.23
Distributions						
Net investment income	(0.17)	(0.33)	(0.39)	(0.28)	(0.25)	(0.25)
Net realized gain	–	(0.22)	–	–	–	–
Total distributions	(0.17)	(0.55)	(0.39)	(0.28)	(0.25)	(0.25)
NET ASSET VALUE						
End of period	**$ 35.24**	**$ 33.61**	**$ 26.32**	**$ 23.33**	**$ 22.87**	**$ 20.49**
Ratios/Supplemental Data						
Total return[2]	**5.37%**	**29.96%**	**14.54%**	**3.26%**	**12.94%**	**25.88%**
Ratio of total expenses to average net assets	0.92%[3]	0.93%	0.94%	0.94%	0.93%	1.05%
Ratio of net investment income to average net assets	1.02%[3]	1.10%	1.55%	1.28%	1.17%	1.25%
Portfolio turnover rate	9.5%	12.7%	11.7%	10.4%	15.9%	14.3%
Net assets, end of period (in thousands)	$ 253,306	$ 252,974	$ 166,324	$ 94,408	$ 48,223	$ 14,280

(1) Per share amounts calculated using average shares outstanding method.

(2) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions. Total return is not annualized for periods less than one year.

(3) Annualized

The accompanying notes are an integral part of these financial statements.

Unaudited

Portfolio of Investments ‡

(Cost and value in $000s)

	Shares	$ Value
COMMON STOCKS 96.0%		
CONSUMER DISCRETIONARY 11.5%		
Auto Components 0.9%		
Johnson Controls	747,400	37,318
		37,318
Hotels, Restaurants & Leisure 2.1%		
Carnival	757,600	28,523
Marriott, Class A	295,991	18,973
McDonald's	184,800	18,617
MGM Resorts International (1)	473,300	12,495
Wynn Resorts	61,100	12,682
		91,290
Leisure Products 0.6%		
Mattel	647,400	25,229
		25,229
Media 4.3%		
Omnicom	492,700	35,090
Time Warner	796,266	55,937
Time Warner Cable, Class A	319,700	47,092
Walt Disney	541,800	46,454
		184,573
Multiline Retail 0.6%		
Family Dollar Stores	71,300	4,716
Kohl's	420,700	22,162
		26,878
Specialty Retail 2.6%		
Home Depot	557,900	45,168
L Brands	422,400	24,778
Ross Stores	650,900	43,044
		112,990

Tobacco 1.1%		
Philip Morris International	563,900	47,542
		47,542
Total Consumer Staples		383,418
ENERGY 7.7%		
Energy Equipment & Services 1.3%		
Schlumberger	464,900	54,835
		54,835
Oil, Gas & Consumable Fuels 6.4%		
Apache	273,700	27,540
Chevron	363,800	47,494
EQT	378,700	40,483
ExxonMobil	534,000	53,763
Occidental Petroleum	410,900	42,171
Phillips 66	232,600	18,708
Spectra Energy	1,098,002	46,643
		276,802
Total Energy		331,637
FINANCIALS 18.8%		
Banks 6.0%		
JPMorgan Chase	1,152,400	66,401
PNC Financial Services Group	527,100	46,938
U.S. Bancorp	1,557,600	67,475
Wells Fargo	1,510,300	79,382
		260,196
Capital Markets 4.6%		
LPL Financial Holdings	386,600	19,230
Morgan Stanley	944,700	30,542
Northern Trust	397,300	25,511

State Street	871,400	58,610
TD Ameritrade Holding	1,148,040	35,991
Waddell & Reed Financial, Class A	434,400	27,189
		197,073
Consumer Finance 1.3%		
American Express	605,000	57,396
		57,396
Diversified Financial Services 0.5%		
McGraw Hill Financial	230,600	19,147
		19,147
Insurance 3.0%		
Allstate	592,200	34,774
Aon	578,900	52,153
Chubb	473,100	43,606
		130,533
Real Estate Investment Trusts 3.4%		
American Tower, REIT	268,200	24,133
Crown Castle International, REIT	866,400	64,339
General Growth Properties, REIT	1,274,400	30,025
Weyerhaeuser, REIT (2)	893,700	29,572
		148,069
Total Financials		812,414
HEALTH CARE 16.3%		
Health Care Equipment & Supplies 4.2%		
Becton, Dickinson & Company	347,500	41,109
Covidien	504,900	45,532
DENTSPLY International	990,000	46,877
Medtronic	207,400	13,224
Stryker	424,600	35,802
		182,544

Health Care Providers & Services 4.3%		
AmerisourceBergen	326,300	23,709
Cigna	176,250	16,210
McKesson	413,800	77,053
UnitedHealth Group	850,900	69,561
		186,533
Life Sciences Tools & Services 2.6%		
Agilent Technologies	744,900	42,787
Thermo Fisher Scientific	566,600	66,859
		109,646
Pharmaceuticals 5.2%		
Johnson & Johnson	476,600	49,862
Merck	1,130,900	65,422
Pfizer	2,821,700	83,748
Zoetis	760,300	24,535
		223,567
Total Health Care		702,290
INDUSTRIALS & BUSINESS SERVICES 13.9%		
Aerospace & Defense 2.1%		
Rockwell Collins	201,200	15,722
United Technologies	663,300	76,578
		92,300
Air Freight & Logistics 1.3%		
C.H. Robinson Worldwide	232,100	14,805
UPS, Class B	392,400	40,284
		55,089
Commercial Services & Supplies 1.6%		
Iron Mountain	365,247	12,948

Tyco International	1,264,000	57,638
		70,586
Construction & Engineering 0.3%		
Fluor	152,200	11,704
		11,704
Electrical Equipment 0.7%		
Eaton	378,674	29,226
		29,226
Industrial Conglomerates 3.2%		
Danaher	988,800	77,848
Roper Industries	412,900	60,288
		138,136
Machinery 2.6%		
Flowserve	287,200	21,353
Illinois Tool Works	400,200	35,042
Pall	498,200	42,541
Stanley Black & Decker	167,100	14,675
		113,611
Professional Services 0.7%		
Equifax	367,400	26,651
Robert Half International	71,700	3,423
		30,074
Road & Rail 0.6%		
Norfolk Southern	253,000	26,067
		26,067
Trading Companies & Distributors 0.8%		
Fastenal	307,900	15,238

W. W. Grainger	78,000	19,833
		35,071
Total Industrials & Business Services		601,864
INFORMATION TECHNOLOGY 11.6%		
Communications Equipment 1.0%		
Cisco Systems	905,400	22,499
QUALCOMM	237,200	18,786
		41,285
IT Services 4.9%		
Accenture, Class A	678,100	54,818
Automatic Data Processing	709,600	56,257
Fidelity National Information	447,400	24,491
Visa, Class A	366,500	77,225
		212,791
Semiconductor & Semiconductor Equipment 3.3%		
Analog Devices	219,400	11,863
Applied Materials	1,414,300	31,892
Microchip Technology (2)	343,900	16,786
Texas Instruments	1,279,800	61,162
Xilinx	483,100	22,855
		144,558
Software 1.0%		
Microsoft	1,029,500	42,930
		42,930
Technology Hardware, Storage & Peripherals 1.4%		
Apple	552,300	51,325
Western Digital	109,700	10,126
		61,451
Total Information Technology		503,015

MATERIALS 5.4%		
Chemicals 5.1%		
Airgas	183,700	20,007
Ecolab	410,000	45,649
Potash Corporation of Saskatchewan (2)	428,100	16,251
Praxair	355,500	47,225
RPM	211,100	9,748
Sherwin-Williams	214,300	44,341
Sigma Aldrich	356,722	36,200
		219,421
Metals & Mining 0.3%		
Nucor	247,200	12,175
		12,175
Total Materials		231,596
TELECOMMUNICATION SERVICES 0.7%		
Diversified Telecommunication Services 0.7%		
AT&T	852,900	30,159
Total Telecommunication Services		30,159
UTILITIES 1.2%		
Electric Utilities 0.6%		
Entergy	335,300	27,525
		27,525
Multi-Utilities 0.6%		
Sempra Energy	250,900	26,271
		26,271
Total Utilities		53,796
Total Common Stocks (Cost $2,581,748)		4,148,010

The accompanying notes are an integral part of these financial statements.

Unaudited

Statement of Assets and Liabilities

($000s, except shares and per share amounts)

Assets	
Investments in securities, at value (cost $2,783,701)	$ 4,349,963
Receivable for investment securities sold	6,529
Dividends receivable	5,105
Receivable for shares sold	3,913
Other assets	245
Total assets	4,365,755
Liabilities	
Obligation to return securities lending collateral	26,824
Payable for investment securities purchased	11,776
Payable for shares redeemed	3,276
Investment management fees payable	1,742
Due to affiliates	143
Other liabilities	895
Total liabilities	44,656
NET ASSETS	$ 4,321,099
Net Assets Consist of:	
Undistributed net investment income	$ 906
Accumulated undistributed net realized gain	90,874
Net unrealized gain	1,566,261
Paid-in capital applicable to 122,508,629 shares of $0.0001 par value capital stock outstanding; 1,000,000,000 shares authorized	2,663,058
NET ASSETS	$ 4,321,099
NET ASSET VALUE PER SHARE	
Investor Class ($4,067,792,588 / 115,321,334 shares outstanding)	$ 35.27
Advisor Class ($253,306,420 / 7,187,295 shares outstanding)	$ 35.24

The accompanying notes are an integral part of these financial statements.

Unaudited

Statement of Operations

($000s)

		6 Months Ended 6/30/14
Investment Income (Loss)		
Income		
Dividend		$ 39,830
Securities lending		18
Interest		1
Total income		39,849
Expenses		
Investment management		10,116
Shareholder servicing		
Investor Class	$ 2,688	
Advisor Class	190	2,878
Rule 12b-1 fees		
Advisor Class		308
Prospectus and shareholder reports		
Investor Class	157	
Advisor Class	8	165
Custody and accounting		111
Registration		74
Legal and audit		18
Directors		10
Proxy and annual meeting		15
Miscellaneous		9
Total expenses		13,704
Net investment income		26,145
Realized and Unrealized Gain / Loss		
Net realized gain (loss)		
Securities		81,561
Foreign currency transactions		7
Net realized gain		81,568
Change in net unrealized gain / loss		
Securities		117,551
Other assets and liabilities denominated in foreign currencies		(1)
Change in net unrealized gain / loss		117,550
Net realized and unrealized gain / loss		199,118
INCREASE IN NET ASSETS FROM OPERATIONS		$ 225,263

The accompanying notes are an integral part of these financial statements.

Unaudited

Statement of Changes in Net Assets

($000s)

		6 Months Ended 6/30/14		Year Ended 12/31/13
Increase (Decrease) in Net Assets				
Operations				
Net investment income	$	26,145	$	47,118
Net realized gain		81,568		68,358
Change in net unrealized gain / loss		117,550		790,063
Increase in net assets from operations		225,263		905,539
Distributions to shareholders				
Net investment income				
Investor Class		(25,268)		(44,687)
Advisor Class		(1,232)		(2,362)
Net realized gain				
Investor Class		–		(24,657)
Advisor Class		–		(1,623)
Decrease in net assets from distributions		(26,500)		(73,329)
Capital share transactions*				
Shares sold				
Investor Class		337,741		950,491
Advisor Class		17,538		84,549
Distributions reinvested				
Investor Class		21,939		60,292
Advisor Class		1,231		3,983
Shares redeemed				
Investor Class		(302,452)		(552,418)
Advisor Class		(30,118)		(52,980)
Increase in net assets from capital share transactions		45,879		493,917
Net Assets				
Increase during period		244,642		1,326,127
Beginning of period		4,076,457		2,750,330
End of period	**$**	**4,321,099**	**$**	**4,076,457**
Undistributed net investment income		906		1,261

The accompanying notes are an integral part of these financial statements.

Unaudited

Notes to Financial Statements

T. Rowe Price Dividend Growth Fund, Inc. (the fund), is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund seeks dividend income and long-term capital growth primarily through investments in stocks. The fund has two classes of shares: the Dividend Growth Fund original share class, referred to in this report as the Investor Class, offered since December 30, 1992, and the Dividend Growth Fund–Advisor Class (Advisor Class), offered since December 29, 2005. Advisor Class shares are sold only through unaffiliated brokers and other unaffiliated financial intermediaries that are compensated by the class for distribution, shareholder servicing, and/or certain administrative services under a Board-approved Rule 12b-1 plan. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to both classes; and, in all other respects, the same rights and obligations as the other class.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including but not limited to ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid by each class quarterly. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Class Accounting The Advisor Class pays distribution, shareholder servicing, and/or certain administrative expenses in the form of Rule 12b-1 fees, in an amount not exceeding 0.25% of the class’s average daily net assets. Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to both classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class.

Rebates Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements and totaled $9,000 for the six months ended June 30, 2014.

NOTE 2 - VALUATION

The fund’s financial instruments are valued and each class’s net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business.

Fair Value The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) has been established by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the fund’s Board; is chaired by the fund’s treasurer; and has representation from legal, portfolio management and trading, operations, and risk management.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices for domestic securities and the last quoted sale or closing price for international securities.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted to reflect the fair value of such securities at the close of the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous quoted prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust quoted prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with quoted prices and information to evaluate or adjust those prices. The fund cannot predict how often it will use quoted prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares quoted prices, the next day’s opening prices in the same markets, and adjusted prices.

Actively traded domestic equity securities generally are categorized in Level 1 of the fair value hierarchy. Non-U.S. equity securities generally are categorized in Level 2 of the fair value hierarchy despite the availability of quoted prices because, as described above, the fund evaluates and determines whether those quoted prices reflect fair value at the close of the NYSE or require adjustment. OTC Bulletin Board securities, certain preferred securities, and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation and are categorized in Level 1 of the fair value hierarchy. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Thinly traded financial instruments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded.

Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of an equity investment with limited market activity, such as a private placement or a thinly traded public company stock, the Valuation Committee considers a variety of factors, which may include, but are not limited to, the issuer’s business prospects, its financial standing and performance, recent investment transactions in the issuer, new rounds of financing, negotiated transactions of significant size between other investors in the company, relevant market valuations of peer companies, strategic events affecting the company, market liquidity for the issuer, and general economic conditions and events. In consultation with the investment and pricing teams, the Valuation Committee will determine an appropriate valuation technique based on available information, which may include both observable and unobservable inputs. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants; transaction information can be reliably obtained; and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the issue. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants. Depending on the relative significance of unobservable inputs, including the valuation technique(s) used, fair valued securities may be categorized in Level 2 or 3 of the fair value hierarchy.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on June 30, 2014:

There were no material transfers between Levels 1 and 2 during the six months ended June 30, 2014.

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Securities Lending The fund may lend its securities to approved brokers to earn additional income. Its securities lending activities are administered by a lending agent in accordance with a securities lending agreement. It receives collateral in the form of cash or U.S. government securities, valued at 102% to 105% of the value of the securities on loan. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities; any additional collateral required due to changes in security values is delivered to the fund the next business day. Cash collateral is invested by the lending agent(s) in accordance with investment guidelines approved by fund management. Additionally, the lending agent indemnifies the fund against losses resulting from borrower default. Although risk is mitigated by the collateral and indemnification, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities, collateral investments decline in value and the lending agent fails to perform. Securities lending revenue consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower, compensation to the lending agent, and other administrative costs. In accordance with GAAP, investments made with cash collateral are reflected in the accompanying financial statements, but collateral received in the form of securities is not. At June 30, 2014, the value of loaned securities was $26,445,000; the value of cash collateral and related investments was $26,824,000.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $425,295,000 and $379,450,000, respectively, for the six months ended June 30, 2014.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

At June 30, 2014, the cost of investments for federal income tax purposes was $2,788,686,000. Net unrealized gain aggregated $1,561,276,000 at period-end, of which $1,567,221,000 related to appreciated investments and $5,945,000 related to depreciated investments.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.20% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.275% for assets in excess of $400 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At June 30, 2014, the effective annual group fee rate was 0.29%.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share prices and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class. For the six months ended June 30, 2014, expenses incurred pursuant to these service agreements were $60,000 for Price Associates; $546,000 for T. Rowe Price Services, Inc.; and $261,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund may invest in the T. Rowe Price Reserve Investment Fund, the T. Rowe Price Government Reserve Investment Fund, or the T. Rowe Price Short-Term Reserve Fund (collectively, the Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The Price Reserve Investment Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. The Price Reserve Investment Funds pay no investment management fees.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Social Responsibility” at the top of our corporate homepage. Next, click on the words “Conducting Business Responsibly” on the left side of the page that appears. Finally, click on the words “Proxy Voting Policies” on the left side of the page that appears.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the above directions to reach the “Conducting Business Responsibly” page. Click on the words “Proxy Voting Records” on the left side of that page, and then click on the “View Proxy Voting Records” link at the bottom of the page that appears.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

Approval of Investment Management Agreement

On April 30, 2014, the fund’s Board of Directors (Board), including a majority of the fund’s independent directors, approved the continuation of the investment management agreement (Advisory Contract) between the fund and its investment advisor, T. Rowe Price Associates, Inc. (Advisor). The April meeting followed a telephonic meeting held on March 4, 2014, during which the Board reviewed information and discussed the continuation of the Advisory Contract. In connection with its deliberations, the Board requested, and the Advisor provided, such information as the Board (with advice from independent legal counsel) deemed reasonably necessary. The Board considered a variety of factors in connection with its review of the Advisory Contract, also taking into account information provided by the Advisor during the course of the year, as discussed below:

Services Provided by the Advisor
The Board considered the nature, quality, and extent of the services provided to the fund by the Advisor. These services included, but were not limited to, directing the fund’s investments in accordance with its investment program and the overall management of the fund’s portfolio, as well as a variety of related activities such as financial, investment operations, and administrative services; compliance; maintaining the fund’s records and registrations; and shareholder communications. The Board also reviewed the background and experience of the Advisor’s senior management team and investment personnel involved in the management of the fund, as well as the Advisor’s compliance record. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Advisor.

Investment Performance of the Fund
The Board reviewed the fund’s three-month, one-year, and year-by-year returns, as well as the fund’s average annualized total returns over the 3-, 5-, and 10-year periods, and compared these returns with a wide variety of previously agreed upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data.

On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the relative market conditions during certain of the performance periods, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Advisor under the Advisory Contract and other benefits that the Advisor (and its affiliates) may have realized from its relationship with the fund, including any research received under “soft dollar” agreements and commission-sharing arrangements with broker-dealers. The Board considered that the Advisor may receive some benefit from soft-dollar arrangements pursuant to which research is received from broker-dealers that execute the applicable fund’s portfolio transactions. The Board received information on the estimated costs incurred and profits realized by the Advisor from managing T. Rowe Price mutual funds. The Board also reviewed estimates of the profits realized from managing the fund in particular, and the Board concluded that the Advisor’s profits were reasonable in light of the services provided to the fund.

The Board also considered whether the fund benefits under the fee levels set forth in the Advisory Contract from any economies of scale realized by the Advisor. Under the Advisory Contract, the fund pays a fee to the Advisor for investment management services composed of two components—a group fee rate based on the combined average net assets of most of the T. Rowe Price mutual funds (including the fund) that declines at certain asset levels and an individual fund fee rate based on the fund’s average daily net assets—and the fund pays its own expenses of operations. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees
The Board was provided with information regarding industry trends in management fees and expenses, and the Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio (for the Investor Class and Advisor Class) in comparison with fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board indicated that the fund’s management fee rate was at or below the median for comparable funds. The information also indicated that the total expense ratio (for the Investor Class) was at or below the median for comparable funds, and the total expense ratio (for the Advisor Class) was below the median for comparable funds.

The Board also reviewed the fee schedules for institutional accounts and private accounts with similar mandates that are advised or subadvised by the Advisor and its affiliates. Management provided the Board with information about the Advisor’s responsibilities and services provided to institutional account clients, including information about how the requirements and economics of the institutional business are fundamentally different from those of the mutual fund business. The Board considered information showing that the mutual fund business is generally more complex from a business and compliance perspective than the institutional business and that the Advisor generally performs significant additional services and assumes greater risk in managing the fund and other T. Rowe Price mutual funds than it does for institutional account clients.

On the basis of the information provided and the factors considered, the Board concluded that the fees paid by the fund under the Advisory Contract are reasonable.

Approval of the Advisory Contract
As noted, the Board approved the continuation of the Advisory Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund and its shareholders for the Board to approve the continuation of the Advisory Contract (including the fees to be charged for services thereunder). The independent directors were advised throughout the process by independent legal counsel.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Dividend Growth Fund, Inc.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date August 18, 2014

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date August 18, 2014

	By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date August 18, 2014